Exhibit 99.2

McorpCX, Inc. Provides Additional Information on Investor Relations Engagement

October 6, 2016 -- Customer experience (“CX”) solutions company McorpCX, Inc. (TSXV: MCX) (“McorpCX” or the “Company”) is providing additional information relating to the engagement of Barwicki Investor Relations (“Barwicki IR”) as the Company’s investor relations firm further to the Company’s original October 5, 2016 news release.

The Company has engaged Barwicki IR to provide investor communication services, including assisting the Company with communications to investors and the financial community and with media relations. The principal and owner of Barwicki IR is Andrew Barwicki. The Company will pay Barwicki IR a monthly retainer of US $3,600 per month. In addition, the Company will reimburse Barwicki IR in connection with costs incurred in providing the investor communications services. The Company has not granted any stock options to Barwicki IR or Andrew Barwicki and neither Barwicki IR nor Andrew Barwicki currently owns any common shares or other securities of the Company. Services are provided by Barwicki IR under the terms of a month-to-month contract.

About McorpCX

McorpCX is a leading customer experience services company delivering consulting and technology solutions to customer-centric organizations. Touchpoint Mapping® - our signature product and approach to quantifying customer experience - automatically maps the complex, cross-channel maze of touchpoints that drive customer experience. A pioneer in the fast-growing customer experience services and technology sector, our proprietary approach and cloud-based software deliver actionable data and on-demand “Voice-of-the-Customer” insights that are intended to dramatically improve customer experience, brand position, customer and employee satisfaction, loyalty and engagement for leaders in financial services, retail, technology, consumer products, and other industries.

Visit the company online at http://mcorp.cx, and follow @McorpCX on Twitter: https://twitter.com/mcorpcx. Information on our website and on Twitter is not part of this press release.

For more information, please contact:

General Information: 1-866-526-2655 toll free in the U.S., or +1-415-526-2655

Media: Denise Marshall at +1-415-526-2655, Ext. 706

Investors: Andrew Barwicki at +1-516-662-9461

Forward-Looking Statements

Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of the United States securities laws and applicable Canadian securities legislation. These statements are, in effect, management’s attempt to predict future events, and thus are subject to various risks and uncertainties. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. All statements, other than statements of historical fact, regarding our financial position, business strategy and management’s plans and objectives for future operations are forward-looking statements.  When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” and “intend” and words or phrases of similar meaning, as they relate to the Company and its management are intended to help identify forward-looking statements.  Although we believe that management’s expectations as reflected in forward-looking statements are reasonable, we cannot assure readers that those expectations will prove to be correct.  Forward-looking statements include statements relating to the Company's business and operations. Such statements involve assumptions relating to the Company's business, the ability of the Company to execute on its business plan, the competitive environment of the Company's products and services and the future development and pricing of the Company’s products and services. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from any future results expressed or implied by these statements. Such factors include the following: general economic and business conditions, changes in demand for the Company’s products and services, changes in the competitive environment and the introduction of competing software solutions by competitors, the Company’s ability to complete any future required financing and the Company’s dependence upon and availability of qualified personnel. Investors should refer to the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for a more comprehensive discussion of the risks that are material to the Company and its business. In light of these and other uncertainties, the forward-looking statements included in this press release should not be regarded as a representation by the Company that its plans and objectives will be achieved. These forward-looking statements speak only as of the date of this press release, and the Company undertakes no obligation to update or revise the statements.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.